UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant☒
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sow Good Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SOW GOOD P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Scan QR for digital voting Sow Good Inc. Annual Meeting of Stockholders Thursday, May 30, 2024 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/SOWG for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/SOWG For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/SOWG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 20, 2024. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 30, 2024 For Stockholders of record as of April 2, 2024 To order paper materials, use one of the following methods. ... Internet: www.investorelections.com/SOWG Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

SOW GOOD THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 Sow Good Inc. Annual Meeting of Stockholders THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. 1. PROPOSAL To elect seven directors, each to serve until the next annual meeting of the stockholders of the Company or until their successors are elected and qualified, listed below: 1.01 Ira Goldfarb 1.02 Claudia Goldfarb 1.03 Bradley Berman 1.04 Lyle Berman 1.05 Chris Ludeman 1.06 Joe Mueller 1.07 Edward Shensky 2. To ratify the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our 2024 fiscal year. 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers (the "say-on-pay" vote). 4. To vote, on a non-binding, advisory basis, on the frequency (every year, two years or three years) of future advisory votes on the compensation of our named executive officers (the "say-on-frequency" vote).